UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________________________________

FORM N-23c-3
NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23c-3

______________________________________________________________________

1. Investment Company Act File Number: 811-23658

Date of Notification: November 3, 2026

2. Exact name of Investment Company as specified in registration statement:

FORUM REAL ESTATE INCOME FUND

3. Address of principal executive office:

240 Saint Paul Street, Suite 400

Denver, CO 80206

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
By:	/s/ Elizabeth Ryan
Elizabeth Ryan
Secretary

FORUM REAL ESTATE INCOME FUND
SHAREHOLDER REPURCHASE OFFER NOTICE
November 3, 2026

Dear Shareholder:

Notice is hereby given to shareholders of Forum Real Estate Income Fund (the “Fund”) of the Fund’s quarterly repurchase offer (the “Repurchase Offer”). The Fund is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding shares at net asset value per share. Prior to each quarterly repurchase offer, the Fund is required to send notification of the repurchase offer to all of its shareholders. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period. If you are not interested in selling your shares at this time, no action is necessary.

The Fund is making the Repurchase Offer to provide liquidity to shareholders, since the shares of the Fund are not otherwise redeemable and are not traded on a stock exchange. The Fund is making this offer to repurchase up to 5% of its issued and outstanding common shares as of December 3, 2026 pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended. Any sale of shares to the Fund pursuant to this Repurchase Offer will be a taxable event. Please consult your financial advisor or tax advisor for more information.

The Repurchase Offer period commences on November 3, 2026 and ends (unless suspended or postponed) at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but may be earlier on certain days), on December 3, 2026 (the “Repurchase Request Deadline”). Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and, if applicable, the Repurchase Request Form.

If you wish to tender your shares pursuant to the Repurchase Offer, you can do so in one of the following two ways:

1.      If your shares are held through a financial intermediary, financial adviser, broker/dealer or other nominee, please ask your financial adviser, broker/dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker/dealer or other financial intermediary. Please consider broker/dealer processing time that may be needed prior to the Repurchase Request Deadline.

2.      If you have a direct shareholder account held with the Fund, please complete, sign and date the accompanying Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, UMB Fund Services Inc., 235 W Galena Street, Milwaukee, WI 53212-3948, prior to the Repurchase Request Deadline. Delivery to an address other than that shown above does not constitute valid delivery.

If you wish to tender any of your shares pursuant to the Repurchase Offer and are unsure where your account is held, refer to your account statement to determine how your shares are registered and whom to contact.

IMPORTANT All repurchase requests must be received in good order prior to the Repurchase Request Deadline.

Shares tendered pursuant to the Offer will earn dividends declared to shareholders of record only through the date on which payment for repurchased shares is made. See “Payment for Shares Repurchased” in the attached Repurchase Offer Statement.

If you have any questions, please refer to the Fund’s Repurchase Offer Statement and Repurchase Request Form (if applicable), or contact your financial adviser, broker/dealer or other financial intermediary which holds your shares. If your account is held directly with the Fund, you may contact the Fund at 1-888-267-1456.

Elizabeth Ryan
Secretary of the Fund

FORUM REAL ESTATE INCOME FUND

REPURCHASE OFFER STATEMENT
November 3, 2026

1. The Offer.    Forum Real Estate Income Fund (the “Fund”) is offering to repurchase for cash up to 5% of its issued and outstanding common shares of beneficial interest (the “Shares”) as of the Repurchase Request Deadline (as defined below) (the “Repurchase Offer Amount”) at a price equal to the net asset value (“NAV”) of the applicable class of Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on the Repurchase Pricing Date (as defined below), upon the terms and conditions set forth herein, which terms constitute the “Offer.”

The purpose of the Offer is to provide liquidity to shareholders of the Fund. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund does not currently charge a transaction fee to repurchase Shares. If your Shares are held for you by your financial adviser, broker/dealer, financial intermediary or other nominee (“Financial Intermediary”), such Financial Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value.    The NAV of Founders Shares, Class I Shares, and Class K Shares of the Fund as of the NYSE Close on October 27, 2026 were $9.72, $9.72, and $9.69 per Share, respectively.

You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV of the Shares may fluctuate, and the NAV of the Shares on the Repurchase Pricing Date could be lower or higher than the NAV of the Shares on the date you submit your repurchase request. You may contact the Fund at 1-888-267-1456 for the Fund’s most current NAV per Share.

3. Repurchase Request Deadline.    If you have a direct shareholder account held with the Fund, your Repurchase Request Form must be received in properly completed form by the Fund’s transfer agent, UMB Fund Services Inc. (the “Transfer Agent”), at the address indicated therein on or before the NYSE Close on December 3, 2026 (the “Repurchase Request Deadline”). If you hold your Shares through a Financial Intermediary, you will need to ask your Financial Intermediary to submit a repurchase request on your behalf by the Repurchase Request Deadline. Your Financial Intermediary will tender the Shares you wish to tender to the Fund on your behalf.

The Repurchase Request Deadline will be strictly observed. If (i) you fail to submit your repurchase request in properly completed form to the Transfer Agent, or in the form requested by your Financial Intermediary, by the Repurchase Request Deadline or (ii) your Financial Intermediary fails to submit your request to the Fund by the Repurchase Request Deadline or such later time as may be agreed to by the Fund and such Financial Intermediary, then the Fund will not repurchase your Shares in the Offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below.

4. Repurchase Pricing Date.    The Fund anticipates that the NAV per Share for the Offer will be determined as of the NYSE Close on December 3, 2026 (the “Repurchase Pricing Date”), the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day, if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date that is later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Payment for Shares Repurchased.    Payment for all Shares repurchased pursuant to the Offer will be made on a day (the “Payment Date”) not later than seven days after the Repurchase Pricing Date. The Fund expressly reserves the right, in its sole discretion, to delay payment for Shares in order to comply in whole or in part with any applicable law. Under no circumstances will the Fund pay interest on the purchase price of the Shares to be paid by the Fund, regardless of any delay in making such payment. Shares tendered pursuant to the Offer will earn dividends declared to shareholders of record only through the Payment Date.

6. Change in Number of Shares Repurchased.    If the number of Shares properly tendered and not withdrawn prior to the Repurchase Request Deadline is less than or equal to the Repurchase Offer Amount, the Fund will, upon the terms and conditions of the Offer, purchase all Shares so tendered. If the number of Shares properly tendered and not withdrawn prior to the Repurchase Request Deadline is greater than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase.    If the number of Shares properly tendered and not withdrawn prior to the Repurchase Request Deadline exceeds the number of Shares that the Fund is offering to repurchase (including the Repurchase Offer Amount and any increase over the Repurchase Offer Amount, if the Fund has elected to increase the number of Shares that the Fund is offering to repurchase as described in paragraph 6 above), the Fund will repurchase the Shares tendered on a pro rata basis. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by an equal percentage. If any Shares that you wish to tender to the Fund are not repurchased in the Offer due to proration, you will have to wait until the next quarterly repurchase offer to submit your Shares for repurchase by the Fund, and you will have to submit a new repurchase request. Any subsequent repurchase requests made in future quarterly repurchase offers by shareholders whose Shares are not repurchased in the Offer because of proration will not be given any priority over other shareholders’

requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to sell in the Offer or in any subsequent repurchase offer. The NAV of your Shares is likely to fluctuate between repurchase offers. There is no assurance that you will be able to sell as many of your Shares as you desire to sell in the Offer or in any subsequent repurchase offer.

8. Modification or Withdrawal of Shares to be Repurchased.    If your Shares are held at your Financial Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Financial Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Financial Intermediary with sufficient notice prior the Repurchase Request Deadline. If you have a direct shareholder account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to the Transfer Agent at the address indicated in the enclosed Repurchase Request Form, and the Transfer Agent must receive the notice before the Repurchase Request Deadline.

9. Suspension or Postponement of Repurchase Offer.    The Fund may suspend or postpone the Offer only by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, and only: (a) if making or effecting the Offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”); (b) for any period during which the NYSE or any other market in which any securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Fund shareholders. You will be notified if the Fund suspends or postpones the Offer.

10. Tax Consequences.    You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by you.

11. Requests for Repurchase in Proper Form.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. None of the Fund, the Transfer Agent or any other person will (i) be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or (ii) incur any liability for failure to give any such notification. Any Shares timely and properly withdrawn will be deemed not duly tendered for purposes of the Offer. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its principal underwriter, its investment adviser, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, its investment adviser or any affiliates of the foregoing make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares pursuant to the Offer. Each shareholder of the Fund is urged to read and evaluate the Repurchase Offer Statement and Repurchase Request Form (in the case of direct shareholders) carefully. Each shareholder must make its own independent decision whether to tender Shares pursuant to the Offer and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to the Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

Shares tendered pursuant to the Offer will earn dividends declared to shareholders of record only through the Payment Date.

For the Fund’s most current NAV and other information, please contact your Financial Intermediary who holds your Shares or contact the Fund directly at 1-888-267-1456.

Date: November 3, 2026

Forum Real Estate Income Fund Repurchase Request Form
Use this form to request a Repurchase of shares of the Forum Real Estate Income Fund only if your account is held at the Fund.		Send this form, along with any other required documents, to:
►	Withdrawal requests in excess of $100,000 and certain requests may require a Medallion Signature Guarantee stamp	Forum Real Estate Income Fund c/o UMB Fund Services Inc. 235 W Galena Street Milwaukee, WI 53212-3948
Questions? Call us at 1-888-267-1456, Monday through Friday between 8:00 AM and 6:00 PM ET or visit us online at www.freif.com.

This form must be RECEIVED by UMB Fund Services Inc. no later than 4:00 p.m. Eastern Time on the Repurchase Request Deadline. Repurchase requests received by UMB Fund Services Inc. cannot be revoked after the Repurchase Request Deadline.

Any request received outside of an active tender period or requests for future tender periods will be returned.

A fax copy of this request may be accepted, unless a signature stamp (i.e. notary or medallion signature guarantee stamp) is required.

Review the Shareholder Repurchase Offer Notice for additional details, however if you have any questions we encourage you to call us for assistance at 1-888-267-1456 or email our team at investorrelations@forumcapadvisors.com.

1. Current Account Information

Please tell us about the account(s) that you wish to withdraw from:

Full name of account owner, custodian, trustee, etc.	Contact telephone number

Full name of joint owner, minor, co-trustee, etc.	Contact telephone number

Social Security Number/Account Number(s)	Account number

2. Shares to be Tendered for Repurchase

☐	All of the undersigned’s Shares.

If less than all Shares being tendered, indicate the amount of the undersigned’s number of Shares being tendered:

☐ Founders	,	,	.	Number of Shares

☐ Class I	,	,	.	Number of Shares

☐ Class K	,	,	.	Number of Shares

If less than all Shares being tendered and you prefer to tender a specific dollar amount, indicate the dollar amount of the undersigned’s Shares being tendered:

☐ Founders	,	,	.	Dollar Amount

☐ Class I	,	,	.	Dollar Amount

☐ Class K	,	,	.	Dollar Amount

3a. For IRA (Individual Retirement Accounts) ONLY

To help ensure your distribution is processed correctly and is reported to the IRS properly, please complete this section to tell us more about the type of distribution.

☐	Normal Distribution from Traditional, Rollover, SEP, or SIMPLE IRA — You are over the age of 59¹⁄₂
☐

Roth IRA Distributions:    You are over 59¹⁄₂ and this Distribution satisfies the 5-year holding period requirement. (If “No”, then please check the applicable box below. These distributions will be considered premature if they are not due to disability.)

☐

Early (Premature) Distribution — You are under the age of 59¹⁄₂ (including distributions due to medical expenses, health insurance premiums, higher education expenses, first time homebuyer expenses, or other reasons).

☐	Inherited IRA Distribution
☐

Permanent Disability — You certify that you are disabled within the meaning of 72(m)(7) of the Internal Revenue Code (An individual shall be considered disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration).

☐	Removal of excess contribution(s) — Complete section 3b in its entirety.
☐

Direct Rollover to a qualified retirement plan, 401(k), TSP, 403(b), etc. — You are certifying that the receiving custodian will accept the IRA assets issued. (A Medallion Signature Guarantee will be required.)

☐	Transfer Incident due to divorce or legal separation — Additional Documentation or Medallion Signature Guarantee may be required.

3b. Return of Excess Contribution(s)

Amount of Excess: $		Tax year in which the excess contribution was made:
Date deposited:		Multiple deposits between:		and
	Date (mm/dd/yyyy)		Date (mm/dd/yyyy)
►

Earnings will be removed with the excess contribution if corrected before your federal income tax-return due date (including extensions), pursuant to Internal Revenue Code Section 408(d)(4) and Internal Revenue Service (“IRS”) Publication 590. You may be subject to an IRS penalty of 6% for each year the excess remains in the account. In addition, the IRS may impose a 10% early distribution penalty on the earnings, if you are under age 59¹⁄₂.

►

You will receive IRS Form 1099-R for the year in which the excess distribution takes place (not for the year in which the excess contribution was made). Consult IRS Publication 590 for more information pertaining to excess contributions. If you are subject to a federal penalty tax due to an excess contribution, you must file IRS Form 5329.

►

For the purpose of the excess contribution, we will calculate the net income attributable (“NIA”) to the contribution using the method provided in the IRS Final Regulations for Earnings Calculation for Returned or Re-characterized Contributions. This method calculates the NIA based on the actual earnings and losses of the IRA during the time it held the excess contribution. Please note that a negative NIA is permitted and, if applicable, will be deducted from the amount of the excess contribution.

►

Re-designating an excess contribution to a later tax year. Please consult a tax advisor to review your specific situation and to determine your best course of action. If you should decide to carry over the excess contribution to a later year, DO NOT RETURN THIS FORM.

A) The excess is being corrected before your federal income tax-filing deadline (including extensions):		B) The excess is being corrected after your federal income tax-filing deadline (including extensions). Earnings on the excess will remain in the account.
☐	Remove excess plus/minus net income attributable. Distribute according to instructions in Section 3b.	☐	Remove excess and distribute according to instructions in Section 3b.
☐	Remove excess plus/minus net income attributable. Re-deposit as a current year contribution (not to exceed annual IRA contribution limit).	☐	Remove excess and re-deposit as a current year contribution (not to exceed annual IRA contribution limit).

Section 3c, “Tax WITHHOLDING Election” on the next page, must be completed for all IRA withdrawals.

Repurchase Request Form	Page 2 of 8

3c. Tax Withholding Notice and Election (REQUIRED) (FORM W-4R/OMB NO. 1545-0074) DEPT. OF TREASURY, INTERNAL REVENUE SERVICE Tax withholding does not apply to transfers, direct rollovers to employer plans, qualified charitable distributions, qualified HSA funding distributions, revocations, recharacterizations, or the amount returned as an excess contribution when removed with the earnings.

►	Federal Tax Withholding
Line 1 (Recipient Information)
1a. First name and middle initial:	Last Name:
1b. Social Security Number:
Address:	City or town, state, and ZIP Code:

Your federal tax withholding rate is determined by the type of payment you will receive. For nonperiodic payments, the default withholding rate is 10%. You can choose to have a different rate by entering a rate between 0% and 100% on line 2 (below). Generally, you can’t choose less than 10% for payments to be delivered outside the United States and its territories. See the instructions and the Marginal Rate Tables (below) for more information.

Line 2

Complete this line if you would like a rate of withholding that is different from the default withholding rate. See the instructions and the Marginal Rate Tables (below) for additional information. Enter the rate as a whole number (no decimals). Withhold Federal Income Tax of ______ %

Note: Unless a previous federal income tax withholding election is in place, or you indicate a different withholding amount above, your IRA Trustee/Custodian will withhold federal income tax at a default rate of 10%. Your withholding election is valid until you change it.

Please see Part VI for options for state income tax withholding.
►	State Income Tax Withholding Election

Your payor cannot withhold an amount less than the required minimum for your state. If no election is made, the minimum withholding will be taken based on your state of residence on record with your payer.

Mandatory states that state withholding can be processed are Arkansas, California, Connecticut, Delaware, District of Columbia, Iowa, Kansas, Maine, Massachusetts, Michigan, Minnesota, Nebraska, North Carolina, and Vermont

I file a state tax return with the state of ____________________________

(Select one)

☐ Do not withhold state income tax, unless required.
☐ Withhold state Income Tax of ______ %
☐ Withhold State Income Tax of $ ______
Repurchase Request Form	Page 3 of 8

4. Delivery Instructions

Please check the appropriate box to tell us where to send your distribution. Please note: Certain requests may require a Medallion Signature Guarantee stamp and additional documentation (such as a death certificate).

☐	Send the proceeds by check to the owner(s)’s address by:	☐ Regular Mail OR	☐ Overnight ($25 fee)

☐	Send the proceeds via wire to my existing bank account on record by: (Bank Instructions must be on file at the Transfer Agent)		☐ Wire ($15 per fund)

☐	Send the proceeds to my new bank instructions (Complete below) (Medallion Stamp REQUIRED)
Complete this section below and attach a bank statement, voided check, or savings deposit slip
(showing the bank account number & registration of your bank account).

Full name of bank account owner	Name of bank

☐ Checking ☐ Savings
Full name of joint bank account owner

ABA routing number (9 digits)

Signature of other bank account owner (if any)
Bank account number

Please note: If you do not select an option, your distribution will be mailed in the form of a check to your address of record. If you are planning to redeem via Federal Wire, please contact your bank to confirm whether or not they assess a fee upon receipt of the funds.

Repurchase Request Form	Page 4 of 8

5. Signatures

Please Note: If you are redeeming to an address or bank account that does not match your Fund account, the Transfer Agent will require a Medallion Signature Guarantee Stamp. If the stamp you obtain is not legible via fax, please mail it into the address on the upper right-hand corner of page one. If you cannot obtain a Medallion Signature Guarantee Stamp or have any additional questions, please speak with a Forum Investor Relations representative to assist you.

Tax Certification — Under penalties of perjury, I/we certify that:

►	The number shown on this form is the correct taxpayer identification number, and
►

The investor is not subject to backup withholding because the investor: (a) is exempt from backup withholding, or (b) has not been notified by the Internal Revenue Service (IRS) that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the investor that they are no longer subject to backup withholding, and

►	The applicant is a U.S. person (including a U.S. resident alien) or
►	Alternatively, under penalties of perjury, the applicant certifies that they are subject to withholding. If so, check here ☐
►	The FATCA code(s) entered on this form (if any) indicating the investor is exempt from FATCA reporting is correct. CODE:

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I acknowledge that:

►	I certify that I am authorized to make these elections and that all information provided is true and accurate.
►

No tax or legal advice has been given to me by the Custodian (BNY Mellon Asset Servicing, Inc.), the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.

►

The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.

►

I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.

►	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature of account owner, trustee, custodian, etc.	Date (mm/dd/yyyy)	Title/Capacity (if any)

Signature of co-owner, trustee, custodian, etc.	Date (mm/dd/yyyy)	Title/Capacity (if any)

IF REQUIRED, PLACE MEDALLION SIGNATURE GUARANTEE STAMP BELOW:

A SHAREHOLDER MAY WITHDRAW OR MODIFY ANY REQUEST TO REPURCHASE SHARES AT

ANY TIME PRIOR TO 4:00 P.M., EASTERN TIME, ON DECEMBER 3, 2026 BUT NOT THEREAFTER.

Not FDIC Insured | May Lose Value | No Bank Guarantee
Repurchase Request Form	Page 5 of 8

2026 Marginal Rate Tables

You may use these tables to help you select the appropriate withholding rate for this payment or distribution. Add your income from all sources and use the column that matches your filing status to find the corresponding rate of withholding. See “Suggestion for determining withholding” below for more information on how to use this table.

Single or Married filing separately		Married filing jointly or Qualifying surviving spouse		Head of household
Total income over —	Tax rate for every dollar more	Total income over —	Tax rate for every dollar more	Total income over —	Tax rate for every dollar more
$0	0%	$0	0%	$0	0%
16,100	10%	32,200	10%	24,150	10%
28,500	12%	57,000	12%	41,850	12%
66,500	22%	133,000	22%	91,600	22%
121,800	24%	243,600	24%	129,850	24%
217,875	32%	435,750	32%	225,900	32%
272,325	35%	544,650	35%	280,350	35%
656,700*	37%	800,900	37%	664,750	37%
* If married filing separately, use $400,450 instead for this 37% rate.
Repurchase Request Form	Page 6 of 8

General Instructions
Section references are to the Internal Revenue Code.

Future developments. For the latest information about any future developments related to Form W-4R, such as legislation enacted after it was published, go to www.irs.gov/FormW4R.

Purpose of form. Complete Form W-4R to have payers withhold the correct amount of federal income tax from your nonperiodic payment from your individual retirement arrangement (IRA). See below for the rules and options for the payment. For more information on withholding, see Pub. 505, Tax Withholding and Estimated Tax.

Caution: If you have too little tax withheld, you will generally owe tax when you file your tax return and may owe a penalty unless you make timely payments of estimated tax. If too much tax is withheld, you will generally be due a refund when you file your tax return. Your withholding choice (or an election not to have withholding on a nonperiodic payment) will generally apply to any future payment from the same plan or IRA. Submit a new Form W-4R if you want to change your election.

Nonperiodic payments — 10% withholding. Your payer must withhold at a default 10% rate from the taxable amount of nonperiodic payments unless you enter a different rate on Line 2 of this withholding certificate. Distributions from an IRA that are payable on demand are treated as nonperiodic payments. Note that the default rate of withholding may not be appropriate for your tax situation. You may choose to have no federal income tax withheld by entering “-0-” on Line 2 of this withholding certificate. See the specific instructions below for more information. Generally, you are not permitted to elect to have federal income tax withheld at a rate of less than 10% (including “-0-”) on any payments to be delivered outside the United States and its territories.

Note: If you don’t give Form W-4R to your payer, you don’t provide an SSN, or the IRS notifies the payer that you gave an incorrect SSN, then the payer must withhold 10% of the payment for federal income tax and can’t honor requests to have a lower (or no) amount withheld. Generally, for payments that began before 2026, your current withholding election (or your default rate) remains in effect unless you submit a Form W-4R.

Eligible rollover distributions-20% withholding. Distributions you receive from qualified retirement plans (for example, 401(k) plans and section 457(b) plans maintained by a governmental employer) or tax-sheltered annuities that are eligible to be rolled over to an IRA or qualified plan are subject to a 20% default rate of withholding on the taxable amount of the distribution. You can’t choose withholding at a rate of less than 20% (including “-0-”). Note that the default rate of withholding may be too low for your tax situation. You may choose to enter a rate higher than 20% on line 2. Don’t give Form W-4R to your payer unless you want more than 20% withheld.

Note that the following payments are not eligible rollover distributions for purposes of these withholding rules:

• Qualifying “hardship” distributions;

• Distributions required by federal law, such as required minimum distributions;

• Distributions from a pension-linked emergency savings account;

• Eligible distributions to a domestic abuse victim;

• Qualified disaster recovery distributions;

• Qualified birth or adoption distributions; and

• Emergency personal expense distributions.

Payments to nonresident aliens and foreign estates. Do not use Form W-4R. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, and Pub. 519, U.S. Tax Guide for Aliens, for more information.

Tax relief for victims of terrorist attacks. If your disability payments for injuries incurred as a direct result of a terrorist attack are not taxable, enter “-0-” on line 2. See Pub. 3920, Tax Relief for Victims of Terrorist Attacks, for more details.

Specific Instructions
Line 1b

For an estate, enter the estate’s employer identification number (EIN) in the area reserved for “Social security number.”

Line 2
More withholding. If you want more than the default rate withheld from your payment, you may enter a higher rate on Line 2 of this withholding certificate.

Less withholding (nonperiodic payments only). If permitted, you may enter a lower rate on Line 2 of this withholding certificate (including “-0-”) if you want less than the 10% default rate withheld from your payment.

If you have already paid, or plan to pay, your tax on this payment through other withholding or estimated tax payments, you may want to enter “-0-”.

Suggestion for determining withholding. Consider using the Marginal Rate Tables (above) to help you select the appropriate withholding rate for this payment or distribution. The tables are most accurate if the appropriate amount of tax on all other sources of income, deductions, and credits has been paid through other withholding or estimated tax payments. If the appropriate amount of tax on those sources of income has not been paid through other withholding or estimated tax payments, you can pay that tax through withholding on this payment by entering a rate that is greater than the rate in the Marginal Rate Tables.

The marginal tax rate is the rate of tax on each additional dollar of income you receive above a particular amount of income. You can use the table for your filing status as a guide to find a rate of withholding for amounts above the total income level in the table.

To determine the appropriate rate of withholding from the table, do the following. Step 1: Find the rate that corresponds with your total income not including the payment. Step 2: Add your total income and the taxable amount of the payment and find the corresponding rate.

If these two rates are the same, enter that rate on Line 2 of this withholding certificate. (See Example 1 below.)

If the two rates differ, multiply (a) the amount in the lower rate bracket by the rate for that bracket, and (b) the amount in the higher rate bracket by the rate for that bracket. Add these

Repurchase Request Form	Page 7 of 8

two numbers; this is the expected tax for this payment. To get the rate to have withheld, divide this amount by the taxable amount of the payment. Round up to the next whole number and enter that rate on Line 2 of this withholding certificate. (See Example 2 below.)

If you prefer a simpler approach (but one that may lead to overwithholding), find the rate that corresponds to your total income including the payment and enter that rate on Line 2 of this withholding certificate.

Examples. Assume the following facts for Examples 1 and 2. Your filing status is single. You expect the taxable amount of your payment to be $20,000. Appropriate amounts have been withheld for all other sources of income and any deductions or credits.

Example 1. You expect your total income to be $70,000 without the payment. Step 1: Because your total income without the payment, $70,000, is greater than $66,500 but less than $121,800, the corresponding rate is 22%. Step 2: Because your total income with the payment, $90,000, is greater than $66,500 but less than $121,800, the corresponding rate is 22%. Because these two rates are the same, enter “22” on Line 2 of this withholding certificate.

Example 2. You expect your total income to be $60,000 without the payment. Step 1: Because your total income without the payment, $60,000, is greater than $28,500 but less than $66,500, the corresponding rate is 12%. Step 2: Because your total income with the payment, $80,000, is greater than $66,500 but less than $121,800, the corresponding rate is 22%. The two rates differ. $6,500 of the $20,000 payment is in the lower bracket ($66,500 less your total income of $60,000 without the payment), and $13,500 is in the higher bracket ($20,000 less the $6,500 that is in the lower bracket). Multiply $6,500 by 12% to get $780. Multiply $13,500 by 22% to get $2,970. The sum of these two amounts is $3,750. This is the estimated tax on your payment. This amount corresponds to 19% of the $20,000 payment ($3,750 divided by $20,000). Enter “19” on Line 2 of this withholding certificate.

Privacy Act and Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide this information only if you want to (a) request additional federal income tax withholding from your nonperiodic payment(s); (b) choose not to have federal income tax withheld from your nonperiodic payment(s), when permitted; or (c) change a previous Form W-4R (or a previous Form W-4P that you completed with respect to your nonperiodic payments). To do any of the aforementioned, you are required by sections 3405(e) and 6109 and their regulations to provide the information requested on this form. Failure to provide this information may result in inaccurate withholding on your payment(s). Failure to provide a properly completed form will result in your payment(s) being subject to the default rate; providing fraudulent information may subject you to penalties.

Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

The average time and expenses required to complete and file this form will vary depending on individual circumstances. For estimated averages, see the instructions for your income tax return.

Repurchase Request Form	Page 8 of 8